As filed with the Securities and Exchange Commission on September 28, 2001

Registration No. 33-12792
811-5066

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_] Pre-Effective Amendment No.


[X] Post-Effective Amendment No. 26


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940, as amended


Amendment No. 27 [X]


SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(800) 451-2010
(Registrant's telephone number, including Area Code)

Christina T. Sydor
125 Broad Street, New York, New York 10004
(Name and address of agent for service)

Continuous
(Approximate Date of Proposed Public Offering)


It is proposed that this filing becomes effective (check appropriate box):


[_] Immediately upon filing pursuant to paragraph b
[X] on September 28, 2001 pursuant to paragraph b
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Part A-Prospectus

Part B-Statement of Additional Information

                                  PROSPECTUS



            -------------------------------------------------


                                 SMITH BARNEY


                         ARIZONA MUNICIPALS FUND INC.


            -------------------------------------------------

      Class A, B, L and Y Shares

      September 28, 2001



      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Arizona Municipals Fund Inc.


  Contents



               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 10

               Sales charges................................ 11

               More about deferred sales charges............ 13

               Buying shares................................ 14

               Exchanging shares............................ 15

               Redeeming shares............................. 17

               Other things to know about share transactions 19

               Dividends, distributions and taxes........... 21

               Share price.................................. 22

               Financial highlights......................... 23

                                                       Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital.

Principal investment strategies

Key investments The fund invests at least 80% of its net assets in Arizona municipal securities. Arizona municipal securities include securities issued by the State of Arizona and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income taxes and Arizona personal income taxes.



The fund invests primarily in intermediate-term and long-term investment grade municipal securities, which have remaining maturities at the time of purchase of from three to more than twenty years. Investment grade securities are rated in any of the four highest long-term rating categories, or if unrated, of comparable quality. The fund may invest up to 20% of its assets in securities rated below investment grade or unrated securities of equivalent quality (commonly known as "junk bonds").


Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

[_] Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
[_] May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
[_] Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer and its sector and interest rates
[_] Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features



Smith Barney Arizona Municipals Fund Inc.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_] Interest rates rise, causing the value of the fund's portfolio to decline
[_] The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
[_] Arizona municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Arizona municipal issuers
[_] Unfavorable legislation affects the tax-exempt status of municipal bonds
[_] The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect


It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal and Arizona state taxation. The fund may realize taxable gains on the sale of its securities or on transactions in futures contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will generally be taxable to investors in states other than Arizona.


Who may want to invest The fund may be an appropriate investment if you are an Arizona taxpayer and:


[_] Are in a high federal tax bracket seeking income exempt from regular federal income taxes and Arizona personal income taxes and federal taxation

[_] Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

[_] Are willing to accept the risks of municipal securities, including the risks of concentrating in investments in a single state



                                                       Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B and L shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A Shares
                                                      [CHART]

                  91      9.66
                  92      9.61
                  93      13.1
                  94      -6.39
                  95      17.34
                  96      4
                  97      8.97
                  98      5.6
                  99      -3.97
                  00       9.87


Quarterly returns (past 10 years):

Highest: 7.82% in 1st quarter 1995; Lowest: (6.28)% in 1st quarter 1994. Year to date: 2.55% through 6/30/01.


Risk return table
This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unmanaged index of municipal bonds and the Lipper Arizona Municipal Fund Average (the "Lipper Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

4



Smith Barney Arizona Municipals Fund Inc.

                         Average Annual Total Returns

                    Calendar Years Ended December 31, 2000



Class          1 year 5 years 10 years Since inception Inception date
A               5.6%   4.64%   6.02%        6.49%         06/01/87
B               4.9%   4.82%   5.37%        5.37%         11/06/92
L              7.36%   4.73%    n/a         6.01%         12/08/94
Y **            n/a     n/a     n/a          n/a          11/07/94
Lehman Index   11.68%  5.84%   7.32%         n/a            n/a
Lipper Average 10.60%  4.64%   6.63%         n/a            n/a


**There were no Class Y shares outstanding for the calendar year ended December 31, 2001.


Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees


(fees paid directly from your investment)    Class A Class B Class L  Class Y
 Maximum sales charge (load) imposed
 on purchases (as a % of offering price)      4.00%   None    1.00%    None
 Maximum deferred sales charge (load)
 (as a % of the lower of net asset value at
 purchase or redemption)                      None*   4.50%   1.00%     None

                       Annual fund operating expenses

(expenses deducted from fund assets)         Class A Class B Class L Class Y**
 Management fee                               0.50%   0.50%   0.50%    0.50%
 Distribution and service (12b-1) fees        0.15%   0.65%   0.70%     None
 Other expenses                               0.29%   0.33%   0.28%    0.29%

                                              -----   -----   -----    -----
 Total annual fund operating expenses         0.94%   1.48%   1.48%    0.79%

                                              =====   =====   =====    =====


*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


**"Other expenses" have been estimated as no Class Y shares were outstanding for the fiscal year ended May 31, 2001.

                                                       Smith Barney Mutual Funds

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
[_]You invest $10,000 in the fund for the period shown


[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]The fund's operating expenses remain the same

                      Number of years you own your shares


                                        1 year 3 years 5 years 10 years
 Class A (with or without redemption)    $492   $688    $899    $1,509
 Class B (redemption at end of period)   $601   $768    $908    $1,622
 Class B (no redemption)                 $151   $468    $808    $1,622
 Class L (with or without redemption)    $349   $563    $900    $1,851
 Class L (no redemption)                 $249   $563    $900    $1,851
 Class Y (with or without redemption)    $ 81   $252    $439    $  978


Smith Barney Arizona Municipals Fund Inc.

  More on the fund's investments


Arizona municipal securities Arizona municipal securities include debt obligations issued by certain non-Arizona governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on Arizona municipal securities is exempt from regular federal income tax and Arizona personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Arizona municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value. The fund also may invest up to 20% of its net assets in municipal securities of non-Arizona issuers. These will generally be exempt from federal, but not Arizona, income taxes.


Below investment grade securities Below investment grade securities, also known as "junk bonds", are considered speculative with respect to the issuer's ability to pay interest and principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and they are less liquid than investment grade debt securities.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

[_]To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
[_]As a substitute for buying or selling securities

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in futures can have a big impact on a fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.


                                                       Smith Barney Mutual Funds

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

  Management


Manager The fund's investment adviser and administrator is Smith Barney Fund Management LLC ("SBFM") (formerly known as SSB Citi Fund Management LLC), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 125 Broad Street, New York, New York 10004. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Joseph Deane, investment officer of SBFM and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since February 1999. Mr. Deane has 31 years of securities business experience.



Management fees During the fiscal year ended May 31, 2001, the manager received an advisory fee and an administrative fee equal to 0.30% and 0.20%, respectively, of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer

Smith Barney Arizona Municipals Fund Inc.

agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the time of the investment.

[_] If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_] A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
[_] The fund, but only if you are investing through certain Service Agents.

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                Initial           Additional
                                      Classes A, B, L   Class Y   All Classes
General                                   $1,000      $15 million     $50
Monthly Systematic Investment Plans        $25            n/a         $25
Quarterly Systematic Investment Plans      $50            n/a         $50
Uniform Gift to Minors Accounts            $250       $15 million     $50


                                                       Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                      Class A              Class B             Class L            Class Y

Key features   . Initial sales       . No initial sales  . Initial sales     . No initial or
                 charge                charge              charge is           deferred sales
               . You may qualify     . Deferred sales      lower than          charge
                 for reduction         charge              Class A           . Must invest at
                 or waiver of ini-     declines over     . Deferred sales      least $15
                 tial sales charge     time                charge for          million
               . Lower annual        . Converts to         only 1 year       . Lower annual
                 expenses than         Class A after 8   . Does not con-       expenses than
                 Class B and           years               vert to Class A     the other
                 Class L             . Higher            . Higher              classes
                                       annual ex-          annual ex-
                                       penses than         penses than
                                       Class A             Class A
------------------------------------------------------------------------------------------------

Initial sales  Up to 4.00%;          None                1.00%               None
charge         reduced for large
               purchases and
               waived for certain
               investors. No
               charge for
               purchases of
               $500,000 or more
------------------------------------------------------------------------------------------------

Deferred sales 1.00% on              Up to 4.50%         1.00% if you        None
charge         purchases of          charged when        redeem within 1
               $500,000 or more      you redeem          year of purchase
               if you redeem         shares. The
               within 1 year of      charge is
               purchase              reduced over
                                     time and there is
                                     no deferred sales
                                     charge after 6
                                     years
------------------------------------------------------------------------------------------------

Annual         0.15% of average      0.65% of            0.70% of            None
distribution   daily net assets      average daily net   average daily net
and service                          assets              assets
fees
------------------------------------------------------------------------------------------------

Exchange       Class A shares of     Class B shares of   Class L shares of   Class Y shares of
privilege*     most Smith            most Smith          most Smith          most Smith
               Barney funds          Barney funds        Barney funds        Barney funds
------------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Arizona Municipals Fund Inc.

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

                                  Sales Charge as a % of:
                                                          Broker/Dealer
                                                          Commission
                                  Offering   Net amount   as % of
 Amount of purchase               price (%)  invested (%) offering price
 Less than $25,000                  4.00         4.17          3.60
 $25,000 but less than $50,000      3.50         3.63          3.15
 $50,000 but less than $100,000     3.00         3.09          2.70
 $100,000 but less than $250,000    2.50         2.56          2.25
 $250,000 but less than $500,000    1.50         1.52          1.35
 $500,000 or more                    -0-          -0-           -0-

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                       Smith Barney Mutual Funds

Accumulationprivilege - lets you combine the current value of Class A shares owned

  . by you, or
  . by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith
  Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 . Employees of NASD members
 . Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
 . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.


 Year after purchase  1st  2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 4.5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares they are servicing.

Smith Barney Arizona Municipals Fund Inc.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

 Shares issued:              Shares issued:          Shares issued:
 At initial                  On reinvestment of      Upon exchange from
 purchase                    dividends and           another Smith Barney
                             distributions           fund
 Eight years after the date  In same proportion as   On the date the shares
 of purchase                 the number of Class B   originally acquired
                             shares converting is to would have converted
                             total Class B shares    into Class A shares
                             you own (excluding
                             shares issued as a
                             dividend)


Class L shares (available through certain Service Agents)


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.



Service Agents selling Class L shares receive commissions of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares serviced by them.



Class Y Shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

  More about deferred sales charges



The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.


In addition, you do not pay a deferred sales charge on:

 . Shares exchanged for shares of another Smith Barney fund
 . Shares representing reinvested distributions and dividends
 . Shares no longer subject to the deferred sales charge


                                                       Smith Barney Mutual Funds

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 .  On payments made through certain systematic withdrawal plans
 .  For involuntary redemptions of small account balances
 .  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

    Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

              If you do not provide the following information, your order will be rejected:

              .Class of shares being bought
              .Dollar amount or number of shares being bought

              Your Service Agent may charge an annual account maintenance fee.

-------------------------------------------------------
Through the fund Certain investors who are clients of certain Service
                 Agents are eligible to buy shares directly from the fund.

                 .Write the fund at the following address:
                    Smith Barney Arizona Municipals Fund Inc.
                    (Specify class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699

Smith Barney Arizona Municipals Fund Inc.

               . Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
               . For more information, call the transfer agent at
                 1-800-451-2010.

-------------------------------------------------------
      Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                .Amounts transferred should be at least: $25 monthly
                 or $50 quarterly
                .If you do not have sufficient funds in your account
                 on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

               For more information, contact your Service Agent or the transfer agent or consult the SAI.

  Exchanging shares



  Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
        help meet the ing into. An exchange is a taxable transaction.
     varying needs of
       both large and .You may exchange shares only for shares of the small investors same class of another Smith Barney fund. Not all
                       Smith Barney funds offer all classes.
                      .Not all Smith Barney funds may be offered in your
                       state of residence. Contact your Service Agent or the transfer agent for further information.
                      .Exchanges of Class A, Class B and Class L shares are
                       subject to minimum investment requirements
                       (except for systematic investment plan exchanges) and all shares are subject to other requirements of the fund into which exchanges are made.
                      .If you hold share certificates, the sub-transfer agent
                       must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                      .The fund may suspend or terminate your exchange
                       privilege if you engage in a pattern of exchanges.




                                                       Smith Barney Mutual Funds

----------------------------------------------------------------------------
       Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
         charges
                 Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.

-------------------------------------------------------
By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
             (Eastern time).

             You can make telephone exchanges only between accounts that have identical registrations.

-------------------------------------------------------
By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Smith Barney Arizona Municipals Fund Inc.

  Redeeming shares

Generally Contact your Service Agent to redeem shares of the fund.

          If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

          If the shares are held by a fiduciary or corporation, other documents may be required.

          Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

          If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

-------------------------------------------------------




        By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                   Smith Barney Arizona Municipals Fund Inc.
                   (Specify class of shares)
                   c/o PFPC Global Fund Services
                   P.O. Box 9699
                   Providence, RI 02940-9699

                Your written request must provide the following:

                [_]The fund name and account number
                [_]The class of shares and the dollar amount or num-
                   ber of shares to be redeemed
                [_]Signatures of each owner exactly as the account is
                   registered






                                                       Smith Barney Mutual Funds

----------------------------------------------------------------------
By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
             Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
             (Eastern time). -

             Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
             (ACH) to a bank account designated on your author-ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer
             (ACH).

-------------------------------------------------------



  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a de-ferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates
                 .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

Smith Barney Arizona Municipals Fund Inc.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered


The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the sub-transfer agent
[_]Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions


                                                       Smith Barney Mutual Funds

[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Smith Barney Arizona Municipals Fund Inc.

  Dividends, distributions and taxes

Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


                                                Arizona personal
      Transaction       Federal tax status      income tax status
Redemption or           Usually capital gain or Usually capital gain or
exchange of shares      loss; long-term only if loss
                        shares owned more than
                        one year
Long-term capital gain  Long-term capital gain  Long-term capital gain distributions
Short-term capital gain Ordinary income         Ordinary income
distributions
Dividends               Exempt from regular     Exempt if from interest
                        federal income tax if   on Arizona municipal
                        from interest on tax-   securities, otherwise
                        exempt securities,      ordinary income
                        otherwise ordinary
                        income


Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


                                                       Smith Barney Mutual Funds

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


  Share price


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


Generally, the fund's investments are valued by an independent pricing service. If a market quotation or a valuation from the pricing service is not readily available or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining fair value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney Arizona Municipals Fund Inc.

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is present for Class Y shares because no Class Y shares were outstanding during these fiscal years.

  For a Class A share of capital stock outstanding throughout each year ended May 31:

                                   2001/(1)/ 2000/(1)/ 1999/(1)/  1998     1997
-----------------------------------------------------------------------------------
Net asset value, beginning of year $  9.54   $ 10.31   $ 10.54   $ 10.21  $  9.95
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                0.49      0.50      0.49      0.50     0.53
 Net realized and unrealized gain
  (loss)                              0.45     (0.77)    (0.10)     0.40     0.26
-----------------------------------------------------------------------------------
Total income (loss) from
 operations                           0.94     (0.27)     0.39      0.90     0.79
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.48)    (0.48)    (0.49)    (0.52)   (0.53)
 Net realized gain                      --     (0.02)    (0.13)    (0.05)      --
-----------------------------------------------------------------------------------
Total distributions                  (0.48)    (0.50)    (0.62)    (0.57)   (0.53)
-----------------------------------------------------------------------------------
Net asset value, end of year       $ 10.00   $  9.54   $ 10.31   $ 10.54  $ 10.21
-----------------------------------------------------------------------------------
Total return                         10.03%    (2.64)%    3.79%     9.00%    8.06%
-----------------------------------------------------------------------------------
Net assets, end of year (000)'s    $36,862   $36,524   $46,279   $46,183  $37,304
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.94%     0.88%     0.88%     0.85%    0.88%
 Net investment income                4.98      5.09      4.64      4.87     5.17
-----------------------------------------------------------------------------------
Portfolio turnover rate                  6%       16%       41%       42%      27%
-----------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.




                                                       Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended May 31:


                                2001/(1)/ 2000/(1)/ 1999/(1)/  1998     1997
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $  9.54   $ 10.30   $ 10.54   $ 10.21  $  9.95
--------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income             0.44      0.45      0.43      0.45     0.48
 Net realized and unrealized
  gain (loss)                      0.45     (0.77)    (0.10)     0.40     0.26
--------------------------------------------------------------------------------
Total income (loss) from
 operations                        0.89     (0.32)     0.33      0.85     0.74
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income            (0.43)    (0.42)    (0.44)    (0.47)   (0.48)
 Net realized gain                   --     (0.02)    (0.13)    (0.05)      --
--------------------------------------------------------------------------------
Total distributions               (0.43)    (0.44)    (0.57)    (0.52)   (0.48)
--------------------------------------------------------------------------------
Net asset value, end of year    $ 10.00   $  9.54   $ 10.30   $ 10.54  $ 10.21
--------------------------------------------------------------------------------
Total return                       9.40%    (3.11)%    3.15%     8.46%    7.53%
--------------------------------------------------------------------------------
Net assets, end of year (000)'s $11,980   $15,860   $19,066   $19,721  $19,886
--------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                          1.48%     1.41%     1.42%     1.38%    1.39%
 Net investment income             4.44      4.56      4.11      4.35     4.66
--------------------------------------------------------------------------------
Portfolio turnover rate               6%       16%       41%       42%      27%
--------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.



Smith Barney Arizona Municipals Fund Inc.

  For a Class L share of capital stock outstanding throughout each year ended May 31:

                                   2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(2)/  1997
-----------------------------------------------------------------------------------
Net asset value, beginning of year  $ 9.53    $10.30    $10.53    $10.21   $ 9.95
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                0.43      0.43      0.42      0.45     0.47
 Net realized and unrealized gain
  (loss)                              0.46     (0.76)    (0.09)     0.39     0.26
-----------------------------------------------------------------------------------
Total income (loss) from
 operations                           0.89     (0.33)     0.33      0.84     0.73
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.42)    (0.42)    (0.43)    (0.47)   (0.47)
 Net realized gain                      --     (0.02)    (0.13)    (0.05)      --
-----------------------------------------------------------------------------------
Total distributions                  (0.42)    (0.44)    (0.56)    (0.52)   (0.47)
-----------------------------------------------------------------------------------
Net asset value, end of year        $10.00    $ 9.53    $10.30    $10.53   $10.21
-----------------------------------------------------------------------------------
Total return                          9.48%    (3.24)%    3.21%     8.30%    7.49%
-----------------------------------------------------------------------------------
Net assets, end of year (000)'s     $1,837    $  988    $1,652    $  875   $  822
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             1.48%     1.56%     1.44%     1.42%    1.42%
 Net investment income                4.44      4.38      4.09      4.30     4.63
-----------------------------------------------------------------------------------
Portfolio turnover rate                  6%       16%       41%       42%      27%
-----------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/On June 12, 1998, Class C shares were renamed Class L shares.


                                                       Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

Smith Barney Arizona
Municipals Fund

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that signifi- cantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.




Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

/SM/Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-5066)

FD0238 9/01

                               September 28, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                    SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

                                125 Broad Street
                            New York, New York 10004
                                 (800) 451-2010

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus of the Smith Barney Arizona Municipals Fund Inc. (the "fund") dated September 28, 2001, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a broker-dealer, financial intermediary, or financial institution (each called a "Service Agent"), or by writing or the fund at the address or telephone number above.

TABLE OF CONTENTS

Investment Objective and Management Policies ................................     1
Risk Factors and Special Considerations Relating to Municipal Securities ....     9
Portfolio Transactions ......................................................    13
Portfolio Turnover ..........................................................    14
Investment Restrictions .....................................................    14
Directors and Executive Officers of the Fund ................................    15
Purchase of Shares ..........................................................    18
Determination of Net Asset Value. ...........................................    23
Valuation of Shares .........................................................    23
Redemption of Shares ........................................................    24
Investment Management and Other Services ....................................    26
Exchange Privilege ..........................................................    29
Performance Information .....................................................    30
Dividends, Distributions and Taxes ..........................................    34
Additional Information ......................................................    37
Financial Statements ........................................................    37
Other Information ...........................................................    38
Appendix A ..................................................................    41

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the fund's investment policies in the prospectus.

The fund is an open-end diversified management investment company that seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of Arizona and its political subdivisions, agencies, authorities and instrumentalities, and certain other municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam ("Arizona Municipal Securities") that pay interest which is excluded from gross income for federal income tax purposes and exempt from Arizona state personal income taxes. There can be no assurance that the fund's investment objective will be achieved.

The fund will operate subject to an investment policy providing that, under normal market conditions, the fund will invest at least 80% of its net assets in Arizona Municipal Securities. The fund may invest up to 20% of its net assets in Other Municipal Securities, the interest on which is excluded from gross income for federal income tax purposes (not including the possible applicability of a federal alternative minimum tax), but which is subject to Arizona state personal income tax. For temporary defensive purposes, the fund may invest without limit in non-Arizona municipal issuers and in "Temporary Investments" as described below.

Diversified Classification

The fund is classified as a diversified fund under the 1940 Act. In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Bonds depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria

In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations, in their rating systems or because of a corporate restructuring of Moody's, S&P or any NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

The fund generally may invest up to 20% of its total assets in securities rated below Baa, MIG 3 or Prime-1 (P-1) by Moody's or BBB, SP-2 or A-1 by S&P, or in unrated securities of comparable quality or the equivalent from any other NRSRO. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers, In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially and adversely affected.

Municipal Leases. The fund may invest without limit in "municipal leases", which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

Zero Coupon Bonds. The fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity on a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

When-Issued Securities. The fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established on the fund's books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

Temporary Investments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or another NRSRO or, if not rated, having an issue of outstanding municipal bonds of Arizona issuers rated within the three highest grades by Moody's S&P or the equivalent from another NRSRO and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investing of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions.

From time to time on a temporary basis, the fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the fund is in a "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of the fund, that is, it may not be changed without a majority vote of the shareholders of the outstanding securities of the fund. Temporary taxable investments of the fund may consist of U.S. government securities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's or the equivalent from another NRSRO, certificates of deposit or bankers' acceptances of domestic banks or thrift institutions with at least $1 billion in assets, or repurchase agreements with certain banks or dealers. Repurchase agreements may be entered into with respect to any securities eligible for investment by the fund, including municipal securities.

Financial Futures Contracts and Related Options. The fund may purchase and sell financial futures contracts and related options. Financial futures contracts are commodities contracts which obligate the long or short holder to take or make delivery at a future date of a specified quantity of a financial instrument such as Treasury bonds or bills (although they generally are settled in cash) or the cash value of a securities index. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the index value called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or cash value of an index at a specified price on a specified date. Currently, futures contracts are available on several types of fixed-income securities including Treasury bonds, notes and bills, commercial paper and certificates of deposit, as well as municipal bond indices.

The fund will engage in financial futures transactions as a hedge against the effects of fluctuating interest rates and other market conditions. For example, if the fund owned long-term bonds, and interest rates were expected to rise, it could sell futures contracts ("short hedge") which would have much the same effect as selling some of the long-term bonds that it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the fund's futures contracts should increase, thus keeping the net asset value of the fund from declining as much as it otherwise would have.

If the fund anticipated a decline in long-term interest rates, the fund could hold short-term municipal securities and benefit from the income earned by holding such securities while purchasing futures contracts ("long hedge") in an attempt to gain the benefit of rising long-term bond prices, because the value of the futures contracts should rise with the long-term bonds. In so doing, the fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.

The fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to rise or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, by using futures contracts, the fund could accomplish the same results more easily and more quickly due to the generally greater liquidity in the financial futures markets than in the municipal securities markets.

The fund also may purchase and write call and put options on financial futures contracts. An option on futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position together with the accumulated balance in the writer's futures margin account (the amount by which the market price of the futures contract varies from the exercise price). The fund will be required to deposit or pay initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

The fund also may purchase and write call and put options on securities indices. Options on indices are similar to options on securities except that settlement is made in cash. No physical delivery of the underlying securities in the index is made. Unlike options on specific securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual securities. When the fund writes an option on a securities index, it will be required to deposit and maintain with a custodian portfolio securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, when the contract value of a call option written by the fund exceeds the exercise price, the fund will segregate cash or liquid securities equal in value to such excess.

Regulations of the Commodity Futures Trading Commission applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. The fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

There are certain risks associated with the use of futures contracts and related options. There is no assurance that the fund will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The costs incurred in connection with futures transactions could reduce the fund's yield. There can be no assurance that hedging transactions will be successful, as they depend on the manager's ability to predict changes in interest rates. Furthermore, there may be an imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the fund's portfolio securities being hedged. This lack of correlation could result from differences between the securities being hedged and the securities underlying the futures contracts in interest rate levels, maturities and creditworthiness of issuers, as well as from variations in speculative market demand for futures contracts and debt securities. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the fund does not invest in long-term securities, the fund would realize a loss on the futures contracts, which would not be offset by a reduction in the price of the securities purchased. Where futures contracts are sold to hedge against a decline in the value of long-term securities in the fund's portfolio, but the long-term market advances, the fund would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts, described above. The use of futures contracts and related options may be expected to result in taxable income to the fund and its shareholders.

Options on Debt Securities. In connection with its hedging activities, the fund may purchase and sell put and call options on debt securities on national securities exchanges. The fund proposes to purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in the fund's portfolio. The fund may write listed call options only if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities or maintains in a segregated account with the fund's custodian cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and market to market daily) with a value sufficient to meet its obligations under the call. When the fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than fifteen months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund would forego any gain from an increase in the market price of the underlying security over the exercise price. The fund may purchase a call on securities only to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security, and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligations.

The fund also may write and purchase put options ("puts"). When the fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When the fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. The fund will not purchase puts if more than 10% of its net assets would be invested in premiums on puts.

The fund may write puts only if the puts are "secured." A put is "secured" if the fund maintains cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the fund will not exceed 50% of its net assets. The fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

The fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the fund if the premium, plus commission costs, paid to purchase the call or put is less (or greater) than the premium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the fund has written lapses unexercised, because the fund would retain the premium.

The fund's option positions may be closed out only on an exchange, which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. The use of options may be expected to result in taxable income to the fund.

When-Issued Purchases and Firm Commitment Agreements. When the fund purchases new issues of municipal securities on a when-issued basis, a segregated account equal to the amount of the commitment will be established by the fund on the funds' books. The segregated assets may consist of cash or liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by Smith Barney Fund Management LLC ("SBFM") to be liquid and unencumbered, and marked to market daily, pursuant to guidelines established by the Directors. If the value of securities in the account should decline, additional cash or securities will be placed in the account so that the market value of the account will equal the amount of such commitments by the fund on a daily basis.

Securities purchased on a when-issued basis and the securities held in the fund's portfolio are subject to changes in market value based upon various factors, including changes in the level of market interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates (i.e., they will appreciate in value when market interest rates decline, and decrease in value when market interest rates rise). For this reason, placing securities rather than cash in a segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitment.

Upon the settlement date of the when-issued securities, the fund ordinarily will meet its obligation to purchase the securities from available cash flow or from use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it normally would not expect to do so, the fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss of opportunity to obtain a price considered to be advantageous.

The fund also may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. During the time that the fund is obligated to purchase such securities, it will maintain in a segregated account with the fund's custodian in an aggregate value sufficient to make payment for the securities. The segregated assets may consist of cash, U.S. government securities or debt obligations of any grade so long as such assets are liquid, unencumbered and marked to market daily.

Puts or Stand-by Commitments. The fund may acquire puts or stand-by commitments which will enable the fund to improve its portfolio liquidity by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The price the fund pays for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the fund's ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt for the fund, the fund will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (the "IRS"). The IRS has issued a ruling (Rev. Rule. 82-144) in which it determined that a regulated investment company was the owner for tax purposes of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rule. 82-144 relates to a particular factual situation, including that
(a) the municipal securities with puts were purchased at prices higher than the underlying municipal securities without puts, (b) a relatively small number of the municipal securities owned by the company were subject to puts, (c) the puts were nonassignable and terminated upon disposal of the underlying securities by the company, (d) the puts were for periods substantially less than the terms of the underlying securities, (e) the puts did not include call arrangements or restrict the disposal of the underlying securities by the company and gave the seller no rights in the underlying securities, and (f) the securities were acquired by the company for its own account and not as security for a loan from the seller.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Where the fund has paid for a put, its cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL SECURITIES

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long- term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Arizona legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Directors would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Arizona-Specific Risk. The fund that will be more exposed to negative political or economic factors in Arizona than a fund that invests more widely. Arizona's economy is largely composed of services, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. From time to time Arizona and its political subdivisions have encountered financial difficulties.

The fund expects to pay dividends that are generally exempt from personal income tax. This exemption will apply, however, only to dividends that are derived from interest paid on Arizona municipal instruments, respectively, or on certain federal obligations. Dividends paid by the fund will be subject to state franchise taxes and corporate income taxes, if applicable.

Arizona's economy is also influenced by numerous factors, including developments in the aerospace, high technology, light manufacturing, government and service industries. During the 1990s, however, Arizona's efforts to diversify its economy have enabled it to realize and sustain increasing growth rates. Arizona has adopted a new method of financing its public school system following the Arizona Supreme Court's 1994 ruling that the former system was unconstitutional. The State of Arizona is not authorized to issue general obligation bonds. If Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the fund, could be adversely affected.

Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual renewal at its option. Local governmental units in the State are also authorized to incur indebtedness.

The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, from assessment bonds payable from special proceeds of an excise tax, or from assessment bonds payable by special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

The outlook for the Arizona economy is similar to the U.S. economy because the Arizona economy tends to mirror the U.S. economy. In the current business cycle, the State has outperformed the national average in many areas, such as in personal income and employment growth. Forecasters anticipate this trend to hold but call for a gradual slowing of the Arizona economy. The population of the State has doubled in less than 20 years. In the decade of the 1990s, only one state (Nevada) grew faster. The recently completed census shows that, between 1990 and 2000, Arizona's population grew 40% to 5,130,632 persons. Following an increase of 2.8% in 2000, population growth rates of 2.5% in both 2001 and 2002 are predicted. This means Arizona is expected to have 5.2 million residents in July 2002. Among Arizona counties, Maricopa County, whose county seat is Phoenix, had a population gain of about 950,000 persons, the largest gain in the State. Pima County, whose county seat is Tucson, had the second largest gain. Personal income in the State, after growing by 6.9% in 2000, has been forecasted to increase by 6.4% in 2001 and 6.3% in 2002.

The State's diversified economic base is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy. Arizona ranks number 12 among states for the proportion of jobs in high-technology. Using similar measures, Tucson ranked 22nd and Phoenix 30th among 315 metro areas, while Flagstaff ranked 20th. High tech industries include electronics, instruments, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong optics cluster of entrepreneurial companies, also has a concentration in aerospace. Since the current boom peaked in 1994, when employment grew by 6.8%, the rate of growth in Arizona has slowed, but only modestly. It is expected that wage and salary employment will grow by 2.9% in 2001 and 3.1% in 2002. While slower than in recent years, these figures exceed nationwide employment growth projections.

Arizona led the nation for job creation during most of calendar year 2000. Tucson led the nation's metro areas for job creation through most of 2000. Metro Phoenix ranked 17th during September 2000. Tucson has been growing faster than Phoenix since late 1999. The State unemployment rate, 4.4% for 1999 and 3.9% for 2000, is also expected to stay relatively low, especially in metropolitan areas. A 4.5% unemployment rate is predicted for 2001, and a 4.2% rate is predicted for 2002. The housing market in Arizona is doing well but shows signs of cooling. In 2000, nearly 49,000 single-family housing units were authorized. The number for 2001 is expected to be 41,519 units, with 37,367 units 41 expected for 2002. Multifamily units permitted in 2000 were 10,920. This number is expected to be 9,828 in 2001 and 9,042 in 2002. Growth in the tourism market is uncertain. The State is required by law to maintain a balanced budget. To achieve this objective, it has in the past utilized a combination of spending reductions and tax increases. In 2001, the State enacted legislation continuing over 10 consecutive years of tax cuts.

Overall, General Fund revenues are expected to increase by 8.2% in FY 2001, 7.4% in FY 2002 and 7.8% in FY 2002. State policy makers have been successful in recent years in maintaining a Budget Stabilization Fund (the "BSF"), which was first authorized in 1990 and is designed to set revenue aside during times of above-trend economic growth and to utilize this revenue during times of below-trend economic growth. At the end of FY 2000, balances in the BSF, including accrued interest, had reached $407.8 million. A portion of this money is being used to pay for alternative fuel tax credits. According to calendar year 2000 personal income calculations, the BSF formula calls for a $28 million deposit from the General Fund to the BSF.

Puerto Rico Risk Factors. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, and tourism and generally parallels the United States's economy. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico's competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative on the overall economy of Puerto Rico.

U.S. Virgin Islands Risk Factors. The U.S. Virgin Islands are a self-governed territory of the United States and include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the U.S. Virgin Islands.

Guam Risk Factors. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam's economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. military operations and natural disasters may have a negative impact on Guam's economy.


PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 1999, 2000 and 2001 fiscal years, the fund has paid no brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC"). Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through Salomon Smith Barney and its affiliates in accordance with rules promulgated by the SEC.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

PORTFOLIO TURNOVER

The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2000 and 2001 fiscal years, the fund's portfolio turnover rates were 16% and 6%, respectively.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The fund may not:

         1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

         2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

         3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

         4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and
                  (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

         5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

         6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

         7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

         8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

         9. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         10. Invest in oil, gas or other mineral exploration or development programs.

Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The names of the directors of the fund and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund. Each director who is an "interested person" of the fund, as defined in the Investment Company Act of 1940, as amended (the"1940 Act"), is indicated by an asterisk. The address of the "non-interested" directors and certain executive officers of the fund is 125 Broad Street, New York, New York 10004, except as noted otherwise.

Herbert Barg (Age 78).  Director
Private Investor. Director or trustee of 16 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 1460 Drayton Lane, Wynnewood, Pennsylvania 19096.

*Alfred J. Bianchetti (Age 78).  Director

Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. Director or trustee of 11 investment companies associated with Citigroup. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody (Age 80). Director
Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. Director or trustee of 21 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane (Age 63). Director
Professor, Harvard Business School. Director or trustee of 23 investment companies associated with Citigroup. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett (Age 70). Director
Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. Director or trustee of 11 investment companies associated with Citigroup. His address is 500 Fifth Avenue, Suite 3120, New York, New York 10110.

Elliot S. Jaffe (Age 75). Director
Chairman of the Board and President of The Dress Barn, Inc. Director or trustee of 11 investment companies associated with Citigroup. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman (Age 69). Director
Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann (Age 70). Director
Financial Consultant; Retired Financial Executive, Ryan Homes, Inc. Director or trustee of 11 investment companies associated with Citigroup. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon (Age 68). Chairman of the Board, President and Chief Executive Officer
Managing Director of Salomon Smith Barney.; President of SBFM and Travelers Investment Adviser, Inc. ("TIA"); Chairman or Co-Chairman of the Board and director or trustee of 78 investment companies associated with Citigroup.

Cornelius C. Rose, Jr. (Age 68). Director
President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. Director or trustee of 11 investment companies associated with Citigroup. His address is Meadowbrook Village, Building 4, Apt 6, West Lebanon, New Hampshire 03784.

Lewis E. Daidone (Age 44). Senior Vice President and Treasurer
Managing Director of Salomon Smith Barney; Senior Vice President or Executive Vice President and Treasurer of 83 investment companies associated with Citigroup, and Director and Senior Vice President of the manger and TIA.

Joseph P. Deane (Age 53). Vice President and Investment Officer
Investment Officer of SBFM; Managing Director of Salomon Smith Barney; Investment Officer of 9 Smith Barney mutual funds.

Paul Brook (Age 47). Controller
Director of Salomon Smith Barney; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP. Controller or Assistant Treasurer of 43 investment companies affiliated with Citigroup.

Christina T. Sydor (Age 50). Secretary
Managing Director of Salomon Smith Barney; General Counsel; and Secretary of 61 investment companies affiliated with Citigroup; Secretary and General Counsel of the Manager and TIA.

No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the fund for serving as an officer of the fund or a director of the fund. The fund pays each director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $1,000 per annum plus $100 per in-person meeting and $100 per telephonic meeting. Each director emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $500 per annum plus $50 per in-person meeting and $50 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the fiscal year ended May 31, 2001, such expenses totaled $7,348. For the fiscal year ended May 31, 2001, the directors of the fund were paid the following compensation:

                                                   Total
                                                 Pension or        Compensation          Number of
                                Aggregate        Retirement          From Fund           Funds for
                              Compensation        Benefits           And Fund         Which Directors
                                from Fund          Accrued           Complex            Serve Within
      Name of Person                              As part of         Paid to            Fund Complex
                                                Fund Expenses       Directors
Herbert Barg **                 $1,400.00         $0                $116,075.00              16
Alfred Bianchetti *             $1,409.00          0                $ 58,900.00              11
Martin Brody **                 $1,300.00          0                $132,950.00              21
Dwight B. Crane **              $1,409.00          0                $153,175.00              24
Burt N. Dorsett **              $1,409.00          0                $ 59,500.00              11
Elliot S. Jaffe **              $1,300.00          0                $ 58,700.00              11
Stephen E. Kaufman **           $1,409.00          0                $114,400.00              13
Joseph J. McCann **             $1,409.00          0                $ 59,500.00              11
Heath B. McLendon *             $       0          0                $         0              78
Cornelius C. Rose, Jr. **       $1,409.00          0                $ 59,500.00              11

*        Designates an "interested" director.
**       Designates member of Audit Committee.
         At the end of the year upon attainment of age 80, fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years. A director emeritus may attend meetings but has no voting rights. During the fund's last fiscal year, aggregate compensation paid by the fund to directors achieving emeritus status totaled $700.

As of September 7, 2001, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

To the best knowledge of the directors, as of September 7, 2001, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

  Shareholder                         Class                 Shares Held
  -----------                         -----                 -----------
  Thomas F Adelson Ttee                 L                Owned 36,057.746
  PBDC Revocable Living Trust                            17.77% of shares
  U/A/D 02/01/90
  4744 East Exeter
  Phoenix, AZ 85018-2819

  Richard Franklin Harris Ttees         L                Owned 22,009.200

  Shareholder                         Class              Shares Held
  -----------                         -----              -----------
  FBO Rachel Fritch Harris Trust                     10.8493% of shares
  U/A/D 05/01/89
  7 Lorrie Lake Lane
  Houston, TX 77024-7119

  Mr. Donald Brassil                    L              Owned 10,717.192
  15221 N. Clubgate Dr. #8-2056                       5.2830% of shares
  Scottsdale, AZ 85254-2637

  Mabel & Jack Rappaport Trust          L              Owned 10,026.892
  U/A DTD Jan 6/1983ST                                4.9427% of shares
  FBO Mabel & Jack Rappaport
  Scottsdale, AZ 85255-4273

  Camille Basha                         L              Owned 20,807.019
  Attn:  Barbara Jefferson                           10.2567% of shares
  P.O. Box 488
  Chandler, AZ 85244-0488

  Sally J. Adelson                      L                 Owned 836.957
  1914 E. Orange Dr.                                  3.8632% of shares
  Phoenix, AZ 85016-4115


PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                            Dealers'
                           Sales Charge as a %   Sales Charge as a %    Reallowance as %
                              Of Transaction      Of Amount Invested   Of Offering Price
     Amount of Investment
     Less than $25,000              4.00%                 4.17%                3.60%
     $ 25,000 - 49,999              3.50                  3.63                 3.15
     50,000 - 99,999                3.00                  3.09                 2.70
     100,000 - 249,999              2.50                  2.56                 2.25
     250,000 - 499,999              1.50                  1.52                 1.35
     500,000 and over                 *                     *                    *

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, ("PFPC" or "sub-transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund, Salomon Smith Barney or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed a Service Agent (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) investments of distributions from a UIT sponsored by Salomon Smith Barney; and (g) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or Citi Fiduciary Trust Company (the "transfer agent") to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

"Deferred Sales Charge Shares" are applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

         Year Since Purchase Payment Was Made                  Deferred sales charge
----------------------------------------------------------------------------------------------------------
         First                                                 4.50%
         Second                                                4.00
         Third                                                 3.00
         Fourth                                                2.00
         Fifth                                                 1.00
         Sixth and thereafter                                  0.00
----------------------------------------------------------------------------------------------------------

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

DETERMINATION OF NET ASSET VALUE

Each class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr's. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ.

The following is a description of the procedures used by the fund in valuing its assets.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Board of Directors. A security that is primarily traded on a domestic or foreign exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the bid and asked price. Over-the-counter securities are valued at the mean between the bid and asked price. If market quotations for those securities are not readily available, they are valued at fair value, as determined in good faith by the fund's Board of Directors. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors.

Short-term investments maturing in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

VALUATION OF SHARES

The fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the fund's Board of Directors.

REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Service Agent or by submitting a written request for redemption to:

         Smith Barney Arizona Municipals Fund Inc.
         Class A, B, L or Y (please specify)
         c/o PFPC Global Fund Services
         P.O. Box 9699
         Providence, Rhode Island 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of a fund. Any applicable deferred sales charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Service Agent.

Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Distributions in Kind

If the fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Service Agent.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator - SBFM (Manager)

SBFM (formerly known as SSB Citi Fund Management LLC) serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was approved by the Board of Directors, including a majority of directors who are not "interested persons" of the fund or the manager. The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the fund's Board of Directors, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of August 30, 2001 in excess of $121.2 billion.

The fund pays the manager a fee for investment advisory services at the annual rate of 0.30% of the value of its daily net assets. For the fiscal years ended May 31, 1999, 2000 and 2001, the fund incurred $206,144, $182,295 and $ 153,513, respectively, in investment advisory fees.

SBFM also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). As administrator SBFM: (a) assists in supervising all aspects of the fund's operations; (b) supplies the fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, (c) internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (d) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered to the fund, the manager receives a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; and 0.18% thereafter. For the fiscal years ended May 31, 1999, 2000 and 2001 the fund paid the manager $137,430, $121,530 and $102,342, respectively, in administration fees.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of Salomon Smith Barney or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

Auditors

KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, have been selected to serve as auditors of the fund and to render an opinion on the fund's financial statements for the fiscal year ended May 31, 2002.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the directors who are not "interested persons" of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of the fund's assets pursuant to a custodian agreement (the "Custody Contract") with the Fund. Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of each Fund's securities and (iv) makes periodic reports to the Board of Directors concerning the Funds' operations.

Citi Fiduciary Trust Company, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services, located at Exchange Place, Boston, Massachusetts 02109, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor

Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was recently approved by the fund's board of directors, including a majority of the independent directors, on July 18, 2001. Prior to June 5, 2000, CFBDS, Inc. ("CFBDS") located at 20 Milk Street, Boston, Massachusetts, 02109-5408 served as the fund's distributor pursuant to a written agreement dated October 8, 1998 (the "Distribution Agreement") which was approved by the fund's board of directors, including a majority of the independent directors on July 15, 1998. Prior to the merger of Travelers Group, Inc. and Citicorp Inc. on October 8, 1998, Salomon Smith Barney served as the fund's distributor.

For the fiscal year ended May 31, 1999 the aggregate dollar amount of initial sales charges on Class A shares was $60,000. For the fiscal year ended May 31, 2000, the aggregate dollar amount of initial sales charges on Class A shares was $42,000. For the fiscal year ended May 31, 2001, the aggregate dollar amount of initial sales charges on Class A shares was $36,000

For the period June 12, 1998 through May 31, 1999 the aggregate dollar amount of sales charges on Class L shares was $9,000. For the fiscal year ended May 31, 2000, the aggregate dollar amount of initial sales charges on Class L shares was $3,000 of which was paid to Salomon Smith Barney. For the fiscal year ended May 31, 2001, the aggregate dollar amount of initial sales charges on Class L shares was $4,000.

For the fiscal year ended May 31, 1999, Salomon Smith Barney or its predecessor received from shareholders $15,000, in deferred sales charges on the redemption of Class A shares. For the fiscal years ended May 31, 1999, 2000 and 2001, Salomon Smith Barney or its predecessor received from shareholders $6,000, $21,000 and $11,000, respectively, in deferred sales charges on the redemption of Class B shares. For the fiscal years ended May 31, 1999, 2000 and 2001, respectively, Salomon Smith Barney or its predecessor received from shareholders $0, $3,000 and $0 in deferred sales charges on the redemption of Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory Agreement for continuance.

Distribution Arrangements. To compensate Salomon Smith Barney for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

For the fiscal year ended May 31, 2001, Salomon Smith Barney incurred distribution expenses totaling $154,166 consisting of $7,666 for advertising, $1,114 for printing and mailing of prospectuses, $68,154 for support services, $48,498 to Salomon Smith Barney Financial Consultants, and $260 in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distributing the fund's shares over the sum of the distribution fees and deferred sales charges received by Salomon Smith Barney from the fund.

The following service and distribution fees were incurred pursuant to a Distribution Plan during the years indicated:

                             Distribution Plan Fees
                             ----------------------

                             Fiscal Year       Fiscal Year        Fiscal Year
                             Ended 5/31/01     Ended 5/31/00      Ended 5/31/99

          Class A            $ 53,433          $   62,977         $ 71,707

          Class B            $ 92,721          $  113,358         $127,508

          Class L*           $  8,012          $    9,385         $  9,054

       Class L shares were called Class C shares until June 12, 1998.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the independent directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the independent directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's code of ethics is on file with the SEC.

EXCHANGE PRIVILEGE

Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemptions and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Additional Information Regarding Telephone Redemption and Exchange Program

Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PERFORMANCE INFORMATION

From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield and Equivalent Taxable Yield

A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                            YIELD =2 [(a-b +1)/6/-1]
                                      ----
                                      cd

       Where:   a  =   dividends and interest earned during the period.
                b  =   expenses accrued for the period (net of reimbursement).
                c  =   the average daily number of shares outstanding during the
                       period that were  entitled to receive dividends.
                d  =   the maximum offering price per share on the last day of
                       the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

The fund's yield for Class A, Class B and Class L shares for the 30-day period ended May 31, 2001 was 4.23%, 3.86% and 3.81%, respectively. The equivalent taxable yield for Class A, Class B and Class L shares for that same period was 7.31%, 6.67% and 6.59%, respectively, assuming the payment of federal income taxes at a rate of 39.1% and Arizona taxes at a rate of 5.04%.

There is no performance information for Class Y shares because none were outstanding for the periods presented.

Average Annual Total Return

"Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                          P (1+T)N = ERV

Where:     P        =       a hypothetical initial payment of $1,000.
           T        =       average annual total return.
           N        =       number of years.
           ERV      =       Ending Redeemable Value of a
                            hypothetical $1,000 investment made
                            at the beginning of a 1-, 5-, or
                            10-year period at the end of a 1-,
                            5-, or 10-year period (or fractional
                            portion thereof), assuming
                            reinvestment of all dividends and
                            distributions.

The fund's average annual total return for Class A shares assuming the maximum applicable sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

         5.60% for the one-year period ended May 31, 2001.

         4.69% for the five-year period ended May 31, 2001.

         6.02% for the ten-year period ended May 31, 2001.

         6.44% per annum during the period from the fund's commencement of operations on June 1, 1987 through May 31, 2001.

A Class' average annual total return assumes that the maximum applicable sales charge or deferred sales charge assessed by the fund has been deducted from the hypothetical investment. If the maximum 4.00% sales charge had not been deducted, Class A's average annual total return would have been 10.03%, 5.54%, 6.46% and 6.75%, respectively, for those same periods.

The fund's average annual total return for Class B shares assuming the deduction of the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

         9.40% for the one-year period ended May 31, 2001.

         4.98% for the five-year period ended May 31, 2001.

         5.37% per annum during the period from the fund's commencement of operations on November 6, 1992 through May 31, 2001.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's average annual total return would have been 9.40%, 4.98% and 5.39%, respectively, for the same periods.

The fund's average annual total return for Class L shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

         7.36% for the one-year period ended May 31, 2001.

         4.73% for the five-year period ended May 31, 2001.

         6.01% per annum during the period from the fund's commencement of operations on December 8, 1994 through May 31, 2001.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class L's average annual total return for the same periods ended May 31, 2001 would have been 9.48%, 4.94% and 6.16%.

There is no performance information for Class Y shares because none were outstanding for the periods presented.

Aggregate Total Return

"Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

                                       ERV-P
                                       -----
                                         P

Where:   P        =        a hypothetical initial payment of $10,000.
         ERV      =        Ending  Redeemable  Value of a hypothetical  $10,000
                           investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The fund's aggregate total return for Class A shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

         6.50% for the one-year period ended May 31, 2001.

         25.78% for the five-year period ended May 31, 2001.

         79.47% for the ten-year period ended May 31, 2001.

         139.60% for the period from the fund's commencement of operations on June 1, 1987 through May 31, 2001.

Class A's aggregate total return assumes that the maximum applicable sales charge or maximum applicable deferred sales charge has been deducted from the investment. If the maximum sales charge had not been deducted at the time of purchase, Class A's aggregate total return for the same periods would have been 10.03%, 30.96%, 86.92% and 149.58%, respectively.

The fund's aggregate total return for Class B shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

         4.90% for the one-year period ended May 31, 2001.

         26.53% for the five-year period ended May 31, 2001.

         56.49% for the period from commencement of operations on November 6, 1992 through May 31, 2001.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's aggregate total return for the same periods would have been 9.40%, 27.53% and 56.49%, respectively.

The fund's aggregate total return for Class L shares was as follows for the period indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

         7.36% for the one-year period ended May 31, 2001.

         26.01% for the five-year period ended May 31, 2001.

         45.90% for the period from commencement of operations on December 8, 1994 through May 31, 2001.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class L's aggregate total return for the same periods ended May 31, 2001 would have been 9.48%, 27.27% and 47.32%.

There is no performance information for Class Y shares because none were outstanding for the periods presented.

Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered as representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

Taxes. The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The fund and its investments

As described in the fund's prospectus, the fund is designed to provide shareholders with current income which is excluded from gross income for federal income tax purposes and is exempt from Arizona personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute.

At May 31, 2001, the unused capital loss carryovers of the fund were approximately $1,397,000. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. The carryovers expire as follows:

                                   May 31, 2008               May 31, 2009
                                   ------------               ------------
Carryforward Amount                $364,000                   $1,033,000

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a

"straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or
(b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal "excess net passive income" tax.

The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes,30.5% (30% after December 31, 2001) of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax and Arizona personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and the dollar amount of dividends subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

Special Tax Considerations. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the fund that are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax. There are no municipal income taxes in Arizona. Moreover, because shares of the fund are intangibles, they are not subject to Arizona property tax. Shareholders of the fund should consult their tax advisors about other state and local tax consequences of their investment in the fund.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund was incorporated under the laws of the State of Maryland on May 4, 1987 and commenced operations on June 1, 1987 under the name Hutton Municipal Series Inc. On October 14, 1994, the fund changed its name to Smith Barney Arizona Municipals Fund Inc.

Each Class of the fund's shares represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allowable exclusively to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended May 31, 2001 is incorporated herein by reference in its entirety. The annual report was filed on August 7, 2001, Accession Number 000950130-01-503573.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

         Style Pure Series
         Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Service Agent.

         Classic Investor Series
         Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

         The Smith Barney Allocation Series
         As a fund of funds, investors can select a Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our fund family.

         Special Discipline Series
         Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.

APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

                                       AAA

Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                       AA

High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

                                        A

Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

Medium Grade - Of the investment grade ratings, this is the lowest.

General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

The rating C is reserved for income bonds on which no interest is being paid.

                                        D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

                                       Aaa

Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                                       Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

                                        C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                    SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

                                                --------------------------------
                                                Statement of
                                                --------------------------------

                                                --------------------------------
                                                Additional Information
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------
                                                September 28, 2001
                                                --------------------------------

Smith Barney Arizona Municipals Fund Inc.
125 Broad Street, New York, NY  10004
                                             Salomon Smith Barney
                                             --------------------
                                             A Member of Citigroup [Symbol]

Part C-Other Information

Item 23.Exhibits

All references are to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") File Nos. 33-12792 and 811-5066 (the "Registration Statement").

(a)(1) Registrant's Articles of Incorporation and Amendments to Articles of Incorporation dated December 29, 1988, November 5, 1992 and July 30, 1993 are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on October 1, 1993 ("Post-Effective Amendment No. 14"). Amendment to Articles of Incorporation dated November 7, 1994 is incorporated by reference to Post-Effective Amendment No. 17.

(a)(2) Amendment to Registrant's Articles of Incorporation dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement filed on September 28, 1998 ("Post-Effective Amendment No. 22").

(b) Registrant's By-Laws are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on May 26, 1987 ("Pre-Effective Amendment No. 2").

(c) Registrant's form of stock certificate is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed on October 23, 1992 ("Post-Effective Amendment No. 11").

(d)(1) Investment Advisory Agreement dated July 30, 1993 between the Registrant and Greenwich Street Advisors is incorporated by reference to Post-Effective Amendment No. 14.

(d)(2) Form of Transfer and Assumption of Investment Advisory Agreement dated November 7, 1994 is incorporated by reference to Post-Effective Amendment No. 17.

(d)(3) Form of Amendment to Investment Advisory Agreement dated as of November 17, 1995 is incorporated by reference to Post-Effective Amendment No. 19.

(e)(1) Distribution Agreement dated July 30, 1993, between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 14.

(e)(2) Distribution Agreement between CFBDS, Inc. and the Registrant dated October 8, 1998 is incorporated by reference to Post-Effective Amendment 23 to the Registration Statement filed on July 23, 1999 ("Post-Effective Amendment No. 23").

(e)(3) Broker Dealer contract is incorporated by reference to Post-Effective Amendment No. 23.


e)(4) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 25.


(f)    Not Applicable.

(g) Form of Custodian Agreement dated as of June 19, 1995 between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 17.

(h)(1) Transfer Agency Agreement between the Registrant and The Shareholder Services Group, Inc. (now known as First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on August 30, 1994.

(h)(2) Administration Agreement dated April 20, 1994 between the Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on July 29, 1994.


(h)(3) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 25.

(h)(4) Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 25.

(i)      Not applicable.


(j)(1)   Consent of KPMG LLP is filed herein.


(j)(2) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 25.


(k)      Not Applicable.

(l)      Not Applicable.

(m)(1) Amended Service and Distribution Plan dated as of November 7, 1994 pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 17.

(m)(2) Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 23.


(m)(3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 25.

(n)      Not Applicable.

(o) Form of Registrant's Rule 18f-3(d) Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed on September 28, 1998.

(p) Code of Ethics - is incorporated by reference to Post-Effective Amendment No. 25.


Item 24. Persons Controlled by or Under Common Control with Registrant

           None.

Item 25. Indemnification

           Response to this item is incorporated by reference to Post-Effective Amendment No. 11.



Item 26.   Business and Other Connections of Investment Adviser

Investment Adviser - - Smith Barney Fund Management LLC
(formerly known as SSB Citi Fund Management LLC)

Smith Barney Fund Management LLC ("SBFM") was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is a wholly wned subsidiary of Salomon Smith Barney Holdings Inc. (formerly known as Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup Inc. SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and has, through its predecessors, been in the investment counseling business since 1968.

The list required by this Item 26 of the officer and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officer and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27              Principal Underwriters


(a) Salomon Smith Barney, Inc. ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Smith Barney Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Sector Series Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Core Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts. PFS Distributors, Inc., ("PFS Distributors"), is also a distributor for the following Smith Barney funds: Smith Barney Investment Series, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., Smith Barney Money Funds, Inc. Smith Barney Sector Series Inc. In addition, Salomon Smith Barney is also the distributor for the Centurion Funds, Inc.

(b) The information required by this Item 27 with respect to each director and officer of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities and Exchange Act of 1934 (SEC File No. 812-8510). The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item   28.    Location of Accounts and Records

(1)    Smith Barney Arizona Municipals Fund Inc.
       125 Broad Street
       New York, New York 10004

(2)    SSB Citi Fund Management LLC
       125 Broad Street
       New York, New York 10004

(3)    State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02110

(4)    Citi Fiduciary Trust Company
       125 Broad Street
       New York, New York 10004

(5)    PFPC Global Fund Services
       P.O. Box 9699
       Providence, RI 02940-9699

(6)    Salomon Smith Barney Inc.
       388 Greenwich Street
       New York, New York 10013

Item 29. Management Services

          Not Applicable.

Item 30. Undertakings

          None

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant, Smith Barney Arizona Municipals Fund Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of September, 2001.


SMITH BARNEY ARIZONA MUNICIPALS FUND INC.



By: /s/ Heath B. McLendon
   Health B. McLendon
   Chairman of the Board, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

Signature                    Title                            Date

/s/Heath B. McLendon         Chairman of the Board,           September 28, 2001
Heath B. McLendon            President and Chief
                             Executive Officer

/s/ Lewis E. Daidone         Senior Vice President            September 28, 2001
Lewis E. Daidone             and Treasurer, Chief Financial
                             and Accounting Officer

/s/Herbert Barg*             Director                         September 28, 2001
Herbert Barg


/s/Alfred J. Bianchetti*     Director                         September 28, 2001
Alfred J. Bianchetti


/s/Martin Brody*             Director                         September 28, 2001
Martin Brody


/s/Dwight B. Crane*          Director                         September 28, 2001
Dwight B. Crane

/s/Burt N. Dorsett*                 Director                September 28, 2001
Burt N. Dorsett


/s/Elliot S. Jaffe*                 Director                September 28, 2001
Elliot S. Jaffe


/s/Stephen E. Kaufman*              Director                September 28, 2001
Stephen E. Kaufman


/s/Joseph J. McCann*                Director                September 28, 2001
Joseph J. McCann


/s/Cornelius C. Rose, Jr.*          Director                September 28, 2001
Cornelius C. Rose, Jr.


* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated July 12, 2000.


EXHIBIT INDEX


Exhibit No.    Exhibit

(j)            Consent of KPMG LLP


         Cover